INCOME TAXES - Components of the deferred tax assets and liabilities (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2023 CNY (¥)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 CNY (¥)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 CNY (¥)	Dec. 31, 2020 CNY (¥)
Deferred tax assets:
Net operating loss carryforward	¥ 912,137	$ 128,472	¥ 792,602
Depreciation and amortization of property, equipment, software, intangible asset and capitalized R&D expenses	91,214	12,847	39,189
Share-based compensation expenses	197,274	27,785	127,950
Accrual expense	8,205	1,156	30,210
Less: valuation allowance	(1,191,114)	(167,765)	(972,118)	$ (136,920)	¥ (493,233)	¥ (100,204)
Total deferred tax assets	17,716	2,495	17,833
Deferred tax liabilities:
Acquired intangible assets	17,716	2,495	17,833
Total deferred tax liabilities	17,716	2,495	17,833
Deferred tax assets, net	¥ 0	$ 0	¥ 0